FINANCIAL SERVICES FORUM 2019 CREDIT SUISSE GROUP, INC. SELECTIVE INSURANCE First Quarter Presentation2019 PAGE 1

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SAFE HARBOR STATEMENT

In this presentation, we make certain statements and reference other information that are "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 ("PSLRA"). The PSLRA provides a safe harbor under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, for forward-looking statements that relate to our intentions, beliefs, projections, estimations, or forecasts of future events or our future financial performance. Forward-looking statements involve known and unknown risks, uncertainties, and other factors that may result in materially differing actual results. We can give no assurance that our expectations expressed in forward-looking statements will prove to be correct.

Factors that could cause our actual results to differ materially from those projected, forecasted, or estimated by us in forward-looking statements are discussed in further detail in Selective's public filings with the United States Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements – whether as a result of new information, future events or otherwise – other than as the federal securities laws may require.

This presentation also includes certain non-GAAP financial measures within the meaning of Regulation G, including "non-GAAP operating earnings per share," "non-GAAP operating income," and "non-GAAP operating return on equity." Definitions of these non-GAAP measures and a reconciliation to the most comparable GAAP figures pursuant to Regulation G are available in our Annual Report on Form 10-K and our Supplemental Investor Package, which can be found on our website <www.selective.com> under "Investors/Reports, Earnings and Presentations." We believe investors and other interested persons find these measurements beneficial and useful. We have consistently provided these financial measurements in previous investor communications so they have a consistent basis for comparing our results between quarters and with our industry competitors. These non-GAAP measures, however, may not be comparable to similarly titled measures used outside of the insurance industry. Investors are cautioned not to place undue reliance on these non-GAAP measures in assessing our overall financial performance.

SELECTIVE®

OVERVIEW PAGE 3 PAGE 3

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A TRACK RECORD OF SUPERIOR EXECUTION

NON-GAAP OPERATING ROES* IN RECENT YEARS HAVE BEEN IN LINE WITH LONG-TERM TARGETS

35th largest property and casualty insurance company based on 2017 NPW

27	$3.9B	90+	$2.5B	95.0%	$160M
State Footprint	Market Cap (as of 2/26/19)	Years of Financial Strength and Superior Execution	2018 NPW (up 6% Y/Y)	2018 GAAP Combined Ratio	2018 A/T Investment Income (up 35% Y/Y)

* Refer to "Safe Harbor Statement" on page 2 of this presentation for further detail regarding certain non-GAAP financial measures.

OUR SUSTAINABLE COMPETITIVE ADVANTAGES

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True franchise value with "ivy league" distribution partners

- Enables effective management of pricing and retention
- Presents significant opportunity for profitable growth
- Agent overall satisfaction rating of 8.7/10

Unique field model enabled by sophisticated tools and technology

- Locally-based underwriting, claims, and safety management specialists
- Agile capability and excellent data analytics

Superior customer experience delivered by best-in-class employees

- Total attention to customer experience ("CX")
- Developing holistic solution for 24-hour omni-channel shared experience
- Increased customer engagement
- Value-added services

SELECTIVE®

SUPER REGIONALSUPER COMPANY NATIONALWITH CAPABILITIES 1,320 Standard Standard Commercial (79% of 2018 27 distribution partners States and D.C. NPW ) 720 (12% (12% of 2018 Standard Standard Personal distribution partners 15 States NPW ) 90 wholesale wholesale distribution partners (9% (9% of 2018 All 50 E&S States NPW ) PAGE 6

100% 105% 110% development development Underlying 85% 90% 95% PERFORMANCE OPERATINGEXCELLENT GAAP combined GAAP combined excludes ratio catastrophe losses and prior year casualty reserve 95.2% 95.8% 2014 HistoricalGAAP Combined Ratios 2015 2016 * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain noncertainregarding detail furtherfor this presentation of 2 page ReferHarbor“Safe* on to Statement” Reported Combined Ratio Underlying Combined Ratio 2017 2018 92.0% 2019E 95.5% . . . Full Year 2018 Highlights: . . . . Non a year ago After Consolidated combined ratio of 95.0% 3.0%after Focus onmanaging Underwriting and line with expectedclaim Achievingpure renewal written price increasesin (excluding (excluding catastrophe - - GAAP operating tax net investment income up 35%from - GAAP financial measur financial GAAP 2019 guidance is for a 92.0% - tax bookyieldon fixed income portfolio GAAP combined ratio claims expenses es. es. ROE* trend improvement losses of 3.5 points) PAGE 7 of 12.5% PAGE 7

SUMMARY OF OUR OPERATIONS

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Commercial Lines (79% of NPW): A Profit Engine

- A focus on disciplined growth
- Strong calendar year profitability in workers compensation and general liability; commercial auto needs improvement
- Drivers of profitability include pricing ≥ claim trends, business mix improvement, and enhanced claims outcomes

Personal Lines (12% of NPW)

- Targeting a 90% homeowners combined ratio in a normal CAT year (~14 points)
- Earned price increases and business mix shift to help personal auto margins
- Fifth largest "Write Your Own" National Flood Insurance Program participant; partial hedge for CAT losses

Excess & Surplus (9% of NPW)

- Focus on target combined ratio; top-line will depend on market conditions
- "E&S light" product mix
- Margin improvement through targeted price increases; exiting challenged segments and claim outcome improvements

SELECTIVE®

OUR STRATEGIC INITIATIVES PAGE 9 PAGE 9

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2019 STRATEGIC INITIATIVES

CONTINUED PROFITABLE GROWTH

Execute on strategy of growing market share

PRICE INCREASES ≥ EXPECTED CLAIM TREND

Standard commercial lines renewal pure price increases that match or exceed expected claim trends

STRONG CUSTOMER SERVICE

Continue to enhance our customer experience strategy

GEO-EXPANSION

New hub established in the Southwest

SELECTIVE®

CLIPS: Willis CLIPS: Willis figuresmonth Towers nine on Watson Commercial based CLIPS dataInsurance Pricing 2018Survey;Lines Renewal Pure Price (%) -2.0% 2.0% 6.0% PRICE INCREASES HAVEINCREASES PRICE CONSISTENTLY INDUSTRY OUTPERFORMED 0.9% 2009 79% 0.3% 2010 SIGIPricing 2011 2012 7.6% CLIPS Pricing 2013 5.9% 2014 2015 SIGIRetention 2016 Renewal pure price increasesof expected≥ 2017 3.5% 2018 83% trend 2.3% 76% 80% 84% 88% Retention (%) Retention marginimprovement . . . o o o Ability to get appropriate price enabled by: price enabledappropriate getAbility to 3.3%averaging price increasepure renewalJanuary expected since indexCLIPS exceeded increaseshave Commercialpricelinespure renewal Culture of underwriting disciplineunderwritingofCulture data actionableandtools Sophisticated relationshipspartnerdistribution Strong 2009, and are tracking in areand 2009, claimtrends PAGE 11 claim line withline PAGE 11

A PORTFOLIO TO UNDERWRITINGAPPROACH . . Granular and account retention and rate Portfolio management approach yieldshigher Strong focus on developing tools and o o o o technologies that enable more Hazard andsegment consideration Pricingdeviation Relative loss frequency andseverity Predictivemodeling efficientdecision making - specific pricingspecificincluding: *As of *As of December 31, 2018 Renewal Pure Price Commercial Commercial Lines Pricing By Retention Group 12% 0% 3% 6% 9% Average Above 49% CLAS Pure Rate Average 25% % of Premium of % Average Below 15% % Premium% Renewed Low 8% Very Low 3% 65% 75% 85% 95% Point of Renewal Retention Retention Renewal of Point PAGE 12

$2.5B $0B TARGETINGSHARE GEO MARKET AND THROUGH GROWTH 2000 Historical Historical Premiums Net Written 2002 2004 Successful trackrecordof cycle management profitable and growth Managed Premium Volume Premium Managed 2006 During Soft MarketDuringSoft 2008 2010 2012 2014 2016 2018 COMMERCIAL LINES GROWTH DRIVERS: . . . . New products and M&A andNew products Geo marketsinexisting share Targetofappointments partnersdistributionexisting Targetofgrowing getting to Additionalopportunity NPW > $2B by - expansion (5 new states)new(5 expansion share in existingfootprint 3%commerciallines market share of wallet to 12% with12% toofwallet share to represent 25%torepresent - EXPANSION PAGE 13 HIGHER LOWER LOWER RISK RISK PAGE 13

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DELIVER A SUPERIOR OMNI-CHANNEL CUSTOMER EXPERIENCE

Customer-centricity is core to who we are as a company

- Changing expectations from customers, and potential disruptive threats from traditional and non-traditional competitors
- Partnering with agents to provide a seamless customer experience
- Identifying value-added services to increase new business hit ratios and retention rates:
  - Customized proactive messaging for product recall, notice of loss or policy changes
  - Full digital capabilities
  - Additional service offerings such as Selective® Drive and Security Mentor®


VALUE-ADDED SERVICES SUCH AS SELECTIVE® DRIVE
"360-DEGREE" VIEW OF CUSTOMER
FULL DIGITAL-ENABLED CAPABILITIES
PROACTIVE MESSAGING
OMNI-CHANNEL CX IN 24/7 ENVIRONMENT

SELECTIVE®

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GEO-EXPANSION ENHANCES GROWTH OPPORTUNITIES


Footprint States
Target States

- Diversification and spread of risk
  - Targeting ~30 fully operational states
  - Remainder to support multi-state accounts
- Leverage existing Selective leaders and hire local underwriters who know the market and agencies
- Established new Southwest regional hub by entering AZ, CO, NM, and UT for commercial lines in 2017 and 2018
  - AZ and UT for Personal Lines in 2018

A well-thought out and disciplined approach to geo-expansion

SELECTIVE®

FINANCIAL OVERVIEW PAGE 16 PAGE 16

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LOWER RISK PROFILE AND STRONG FINANCIAL STRENGTH

A Lower Risk Profile


Conservative Investment Portfolio
Prudent Reinsurance Program
Disciplined Reserving Processes
Low to Medium Hazard Writer

- Strong balance sheet underpinned by a conservative approach to:
  - Managing the investment portfolio
  - Purchasing reinsurance protection
  - Loss reserving
- Conservative business and balance sheet profile allows for higher operating leverage
  - Each full point on combined ratio = ~1 point of ROE
  - Each full point of pre-tax investment yield = ~273 basis points of ROE

STRONG FINANCIAL STRENGTH RATINGS

A.M. Best	S&P	Moody's	Fitch
A	A	A2	A+

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CONSERVATIVE INVESTMENT PORTFOLIO

Investment Portfolio Breakdown

$6.0B of Investments


Fixed Income 89% (2% High yield)
Short-Term 5%
Equities 3%
Alternatives 3%

Investment portfolio breakdown is as of 12/31/18

- Fixed income and short-term investments comprise 94% of the investment portfolio:
  - "AA-" average credit quality
  - Effective duration of 3.6 years
  - Includes 2% allocation to high yield securities
- Current risk asset allocation (high yield, public equity and alternatives) at 7.2% of invested assets, compared with long-term target of 10%
  - Ongoing work to further diversify our alternative investments portfolio

A conservative investment management philosophy, with a focus on highly-rated fixed income securities

SELECTIVE®

1.0% 2.0% 3.0% ACTIVE PORTFOLIO MANAGEMENT DRIVES INVESTMENT RESULTSINVESTMENT DRIVES MANAGEMENT PORTFOLIO ACTIVE 2014 2.2% Historical After strategic repositioningstrategic and lower Impact of higherof rates,Impact interest Federalrates income tax 2015 1.9% After - Tax Net Portfolio Yields - tax book yield on our fixed income portfolio of 3.0% as 2016 1.9% 2017 2.1% 2018 2.8% . . of 3.6 yearsand AA Maintained fixed income and short Strong investment performance driven by: o o o o o Strong alternative assetreturns (18%of NPW in 2018) Excellentoperating cashflow Activeportfolio management Modestly higher interest rates Lower Federal incometax rate of of 12/31/18 - average credit rating PAGE 19 - term duration PAGE 19

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CATASTROPHE LOSS IMPACT HAS BEEN BELOW INDUSTRY AVERAGE

- Catastrophe loss impact over the past 16 years has averaged:
  - 5.1 percentage points for the P&C industry
  - 2.9 percentage points for Selective

- Catastrophe loss mitigation initiatives include:
  - Strict guidelines around coastal properties
  - Focus on geographic diversification and growth that minimizes peak CAT aggregations

Impact of Catastrophe Losses on Combined Ratio


12 pts
6
0
P&C Industry
P&C Industry Avg.
SIGI Avg.
SIGI
2003
2005
2007
2009
2011
2013
2015
2017
2019B

Note: Catastrophe impact for P&C industry based on A.M. Best estimates

Relatively low historical volatility from catastrophe losses on the combined ratio

SELECTIVE®

* Single event hurricane losses are net of reinsurance,and of tax,after are hurricanelosses eventnet Single * reinstatement premiums 12/31/18. of as equityGAAP premiums reinstatement 1/1/19. of as 12% 18% 24% (Return Period(Return in Years) 0% 6% Net Single PRUDENT REINSURANCE PROGRAM REINSURANCE PRUDENT 2% 25 - Event Hurricane Loss* as a % of Equity 2% 50 100 2% 3% 150 200 3% 250 5% 500 22% program program and strong panel of reinsurance partners Balance sheet protection through conservative . . . in excessof $2M retention CasualtyXOL treaty lossescoversup to $88M in excessof $2M retention Property XOL treaty lossescoversup to $58M 2019 property catastrophe treaty structure: o o o $5M layer from our non Additional earningsvolatility protection the top layerof the program $242M in collateralizedlimit, primarily in retention Coverage of $735M in of excess$40M - footprint $35M inof excess PAGE 21 PAGE 21

. . ARECORD TRACK RESERVINGSTRONG E&S offset strengtheningby in Commercial Auto and Compensation and General Liabilitywas partially Favorable reservedevelopment in Workers Disciplinedreservingpractices: o o o Quarterly actuarial reservereviews Independent year Semi linesin 2018 - annual independent review - end opinion 0.0% 2.0% 4.0% Impact of ReserveDevelopment on our Combined Ratio Thirteen Thirteen consecutive years of net favorable 2006 2007 2008 reserve development 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 PAGE 22

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2019 COMBINED RATIO PLAN – UNDERLYING MARGIN IMPROVEMENT

Reconciliation of 2019 GAAP Combined Ratio Guidance


93.1%
2.4%
0.2%
(2.1)%
(0.6)%
(1.0)%
92.0%
2018 Underlying Combined Ratio*
Loss Trend
Expenses (includes PH Dividends)
Earned Rate
Normalization of non-CAT Property Losses
Claims/ UW Improvement
2019 Underlying Combined Ratio* Guidance

*Underlying GAAP combined ratio excludes catastrophe losses and prior year casualty reserve development

- Targeting price increases to keep up with expected claim inflation
- Assumes no prior-year casualty reserve development
- Business mix improvement through risk segmentation
- Claims and underwriting improvement
- CAT budget of 3.5 points

Targeting underlying margin improvement of 110 basis points in 2019

SELECTIVE®

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STRONG CAPITAL AND LIQUIDITY POSITION, FOCUS ON EXPENSES

CAPITAL AND LIQUIDITY PLAN

- Strong capital position with 19.7% debt-to-capital ratio
- Target NPW/surplus ratio of ~1.4x (lower end of historical range)
- Growing the business currently provides the most attractive capital deployment opportunity
- Sustainable growth rate of approximately 9%

EXPENSE MANAGEMENT

- Cost management and greater leverage from NPW growth helps reduce expense ratio
- Restructured long-term stock compensation program should reduce corporate expenses over time
- Will continue to make significant investments for the future

SELECTIVE®

$16 $24 $32 * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non certain regardingdetail further for presentationthis of 2 pageon Statement” Harbor“Safe to Refer * HistoricalValueBook Stockholders’andShare per Growth Equity $8 A FOCUS $15.81 2008 2009 GAAP Stockholders' Equity 2010 ON ROE AND 2011 2012 2013 2014 2015 Book Value SharePer GROWTH IN BOOK VALUE BOOK IN GROWTH SHARE PER 2016 - 2017 GAAP financial measur financial GAAP $30.40 2018 $0 $500 $1,000 $1,500 $2,000 es. es. ($ in millions) Strong Strong track record of book value per share Generating non growth growth and shareholder value creation Higher total shareholderreturns time over Superior growth in book valueper share with our long - GAAP operating ROE* in line - term target PAGE 25

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STRONG ROE OUTPERFORMANCE RELATIVE TO PEERS

- Solid underwriting and investment contributions
- Superior 12.5% non-GAAP operating ROE in 2018
  - Underwriting ROE contribution of 5.5%
  - Investment ROE contribution of 9.2%
- 2019 non-GAAP operating ROE target (*not guidance*) of 12%

Five consecutive years of double-digit non-GAAP operating ROE puts us among select group of peers

Historical Non-GAAP Operating ROEs*


15%
10%
5%
0%
2014
2015
2016
2017
2018
10.3%
12.5%
9.2%
8.6%
SIGI Operating ROE
Peer Avg. Operating ROE

* Refer to "Safe Harbor Statement" on page 2 of this presentation for further detail regarding certain non-GAAP financial measures.

Peer index includes TRV, HIG, CNA, CINF, THG, UFCS, MCY, HMN, and KMPR; 2018 operating ROEs are as of nine months for peer companies that have not yet reported full year results

SELECTIVE®

-10% 10% 20% 30% Note: Total shareholder Note: Total shareholder return calculations December as of 31, 2018 0% TOTALBENCHMARKS OUTPERFORMED HAS RETURN SHAREHOLDER 5% 1 - Year 4% SIGI Total ShareholderReturn - 5% S&P 500 20% 5 Years 9% 11% S&P Prop/Cas 13% 10 Years 13% 13% Our Our stock performance has significantly outperformed . . peers and equity markets in recent years financialresults ability to generate strong and consistent Share price performance has reflected our periods S&P500 return relative to Significantoutperformance in total shareholder index over S&PinsuranceP&C the past 1 - and 5 - indexand year PAGE 27

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SELECTIVE®
Response is everything.
www.selective.com

- Leveraging our competitive strengths to generate sustained financial outperformance
  - Strong franchise value with "ivy league" distribution partners
  - Unique field model enabled by sophisticated technology
  - Strong customer experience
- Excellent growth opportunities within footprint and geo-expansion
- Solid underwriting margins, and non-GAAP operating ROEs* in line with our financial targets
- Conservative approach to risk selection and balance sheet management

OUR VALUE PROPOSITION

Selective delivers high-tech, high-touch insurance solutions while leveraging a unique distribution model to generate long-term value

* Refer to "Safe Harbor Statement" on page 2 of this presentation for further detail regarding certain non-GAAP financial measures

First Quarter Presentation2019 FINANCIAL SERVICES FORUM 2019 CREDIT SUISSE GROUP, INC. SELECTIVE INSURANCE PAGE 29